UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2006

GENEREX BIOTECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25169	98-0178636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02. Unregistered Sales of Equity Securities.

As previously reported on the Current Report on Form 8-K of Generex Biotechnology Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2004 (the “November Current Report”), the Company closed a private placement with four accredited investors, Cranshire Capital, L.P., Omicron Master Trust, Iroquois Capital, L.P. and Smithfield Fiduciary, LLC (collectively, the “Investors”) on November 12, 2004, pursuant to which the Company issued 6% Secured Convertible Debentures (the “Debentures”) and Warrants to the Investors for an aggregate purchase price of $4,000,000. In connection with the issuance of the Debentures and Warrants, the Company granted an Additional Investment Right to each Investor. A brief description of the terms of the Debentures, Warrants and Additional Investment Rights is set forth under the caption “Financial Condition, Liquidity and Resources” in the Company’s Annual Report on Form 10-K filed with the SEC on October 31, 2005. In connection with the foregoing private placement, the Company and the Investors entered into a Securities Purchase Agreement dated November 10, 2004 (the “Securities Purchase Agreement”), and a Registration Rights Agreement, dated November 10, 2004 (the “Registration Rights Agreement”), both of which are discussed in and filed as exhibits to the November Current Report.

As described in the Company’s Current Reports on Form 8-K filed with the SEC on June 17, 2005, September 9, 2005 and December 15, 2005 (the “Subsequent Current Reports”), the Company and the Investors have entered into subsequent amendments to the Securities Purchase Agreement and the Registration Rights Agreement pursuant to which the Investors have exercised outstanding Additional Investment Rights and the Company has granted the Investors further Additional Investment Rights. The brief descriptions of the foregoing are set forth in the Subsequent Current Reports, which disclosures are incorporated herein by reference. The Company’s file number with the SEC under the Securities Exchange Act of 1934, as amended, is 000-25169.

On January 19, 2006, the Company and each of the Investors entered into Amendment No. 4 to the Securities Purchase Agreement and Registration Rights Agreement (the “Fourth Amendment”), pursuant to which the Investors agreed to exercise an aggregate of $4,00,000 in principal amount of the further Additional Investment Rights (collectively, the “Additional AIRs”) previously granted to them in connection with Amendment No. 3 to the Securities Purchase Agreement and Registration Rights Agreement (the “Third Amendment”). Pursuant to each such Additional AIR granted in connection with the Third Amendment, each Investor had the right to purchase detachable units consisting of (a) additional AIR Debentures in principal amount of $1,000,000 with a conversion price of $1.25 (the “Additional AIR Debentures”) and (b) additional AIR Warrants entitling the holder thereof to purchase a number of shares of the Company’s common stock equal to 100% of the shares of common stock issuable upon the conversion in full at a $1.25 conversion price (subject to adjustment as set forth therein) (without regard to any restrictions on conversion therein contained) of the Additional AIR Debentures contemplated in clause (a) above, at an exercise price equal to the “AIR Warrant Exercise Price” (as such term is defined in the Additional AIRs) (the “Additional AIR Warrants”).

Pursuant to the Fourth Amendment, the Company and the Investors amended the terms of the Additional AIRs previously granted to the Investors in connection with the Third Amendment to accelerate the initial exercise date of such Additional AIRs to January 19, 2006 in consideration of their exercise by the Investors.

In connection with the exercise of each Additional AIR granted in connection with the Third Amendment, each Investor purchased a $1,000,000 principal amount AIR Debenture with a reduced conversion price of $1.05 and AIR Warrants entitling the Investor to purchase a number of shares of the Company’s common stock equal to 100% of the shares of common stock issuable upon the conversion in full at a reduced conversion price of $1.05 (subject to adjustment as set forth therein) (without regard to any restrictions on conversion therein contained) of the AIR Debenture at an exercise price equal to the “AIR Warrant Exercise Price” (as such term is defined in the Additional AIR). Accordingly, the Company issued to the Investors AIR Debentures in the aggregate amount of $4,000,000 and AIR Warrants to purchase an aggregate of 3,809,524 shares of the Company’s common stock, exercisable for five years commencing six months following the issuance thereof. Under the terms of the Fourth Amendment, the reduction in the conversion price of the AIR Debentures and the exercise price of the AIR Warrants will not trigger any anti-dilution adjustments to any outstanding securities issued to the Investors.

The Company received proceeds of approximately $4,000,000 in connection with the Investors’ exercise of their Additional AIRs granted in connection with the Third Amendment.

The AIR Debentures have a term of fifteen months and amortize over thirteen months in thirteen equal monthly installments beginning on the first day of the third month following their issuance. Interest on the principal amount outstanding will accrue at a rate of 6% per annum. The Company may pay principal and accrued interest in cash or, at its option, in shares of common stock. If the Company elects to pay principal and interest in shares of its common stock, the value of each share of common stock will be equal to the lesser of (i) $1.05 and (ii) ninety percent (90%) of the average of the daily volume weighted average price for the common stock over the twenty trading day period immediately preceding the date of payment. At the option of the holder of each AIR Debenture, the principal amount outstanding under each AIR Debenture is initially convertible at any time after the closing of the Fourth Amendment into shares of the Company’s common stock at a conversion price of $1.05.

Upon the occurrence of an “Event of Default,” including a default in payment of principal or interest (including late fees) which is not cured within three trading days, the full principal amount of each AIR Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration will become, at the holder’s election, due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the “Mandatory Prepayment Amount.” The Mandatory Prepayment Amount for any AIR Debentures shall equal the sum of (i) the greater of: (A) 130% of the principal amount of AIR Debentures to be prepaid, plus all accrued and unpaid interest thereon, or (B) the principal amount of AIR Debentures to be prepaid, plus all other accrued and unpaid interest thereof, divided by the conversion price on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the daily volume weighted average price of the common stock on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such AIR Debentures. The interest rate on the AIR Debentures will accrue at the rate of 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law, beginning five days after the occurrence of any Event of Default that results in the acceleration of the AIR Debentures. A late fee of 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law, will accrue on a daily basis on all overdue accrued and unpaid interest under the AIR Debentures from the due date to the date of payment.

The AIR Warrants issued to the Investors on January 19, 2006 are initially exercisable into an aggregate of 3,809,524 shares of the Company’s common stock, and the initial exercise price of each AIR Warrant is equal to $1.05. The conversion price of the AIR Debentures and the exercise price of the AIR Warrants are each subject to an anti-dilution adjustment upon the issuance by the Company of securities at a price per share less than the then conversion price or exercise price, as applicable.

In addition, in consideration of each Investor’s exercise of its Additional AIR granted in connection with the Third Amendment, the Company granted to each Investor a further Additional Investment Right (each a “New Additional AIR” and collectively, the “New Additional AIRs”), pursuant to which each Investor will have the right to purchase detachable units consisting of (a) additional AIR Debentures in principal amount of $1,000,000 with a conversion price of $1.25 (the “New Additional AIR Debentures”) and (b) additional AIR Warrants entitling the holder thereof to purchase a number of shares of the Company’s common stock equal to 100% of the shares of common stock issuable upon the conversion in full at a $1.25 conversion price (subject to adjustment as set forth therein) (without regard to any restrictions on conversion therein contained) of the Additional AIR Debentures contemplated in clause (a) above, at an exercise price equal to the “AIR Warrant Exercise Price” (as such term is defined in the Additional AIRs) (the “New Additional AIR Warrants”).

Under the terms of the Fourth Amendment, the Company also agreed to register for resale the securities issuable upon conversion/exercise of the New Additional AIR Debentures and the New Additional AIR Warrants, consistent with the Investors’ existing registration rights under the Registration Rights Agreement. The Company agreed to register such securities on the registration statement contemplated by the Third Amendment, the requisite filing of which has been extended to January 26, 2006.

Each Investor may exercise its New Additional AIR at any time on or after the 181st day after closing and on or prior to the earlier of (i) the close of business on the one-year anniversary after the registration statement for the shares of common stock underlying the New Additional AIR Debentures and New Additional AIR Warrants has gone effective and (ii) the two year anniversary of the closing of the transactions contemplated by the Fourth Amendment.

In addition, in connection with the transactions contemplated by the Fourth Amendment, the Company will issue to a placement agent (i) 266,667 shares of common stock in lieu of a cash fee equal to 7% of the gross proceeds received by the Company and (ii) warrants exercisable into approximately 120,000 shares of common stock at the same exercise price as the AIR Warrants. These shares will also be registered for resale.

The Company undertook the offer and sale of the AIR Debentures, AIR Warrants and New Additional AIRs (including the underlying New Additional AIR Debentures and New Additional AIR Warrants), as well as the shares of common stock and warrants issued to the placement agent, in reliance upon Rule 506 of Regulation D and Section 18(b)(4)(D) of the Securities Act of 1933, as amended.

THE ABOVE DESCRIPTION OF, AMONG OTHER THINGS, THE TERMS OF THE FOURTH AMENDMENT, THE AIR DEBENTURES, THE AIR WARRANTS, AND THE NEW ADDITIONAL AIRS IS QUALIFIED IN ITS ENTIRETY BY THE FOURTH AMENDMENT, THE AIR DEBENTURES, THE AIR WARRANTS, AND THE NEW ADDITIONAL AIRS WHICH ARE INCORPORATED BY REFERENCE HEREIN. THE COMPANY IS FILING THE FOURTH AMENDMENT, THE FORM OF THE AIR DEBENTURES, THE FORM OF THE AIR WARRANTS AND THE FORM OF THE NEW ADDITIONAL AIRS AS EXHIBITS 4.1, 4.2, 4.3 AND 4.4, RESPECTIVELY, TO THIS CURRENT REPORT ON FORM 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

4.1
Amendment No. 4 to Securities Purchase Agreement and Registration Rights Agreement entered into by and between Generex Biotechnology Corporation and the Purchasers listed on the signature pages thereto

4.2	Form of AIR Debentures
4.3	Form of AIR Warrants
4.4	Form of New Additional AIRs

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Date: January 20, 2006	By:	/s/ Rose C. Perri
Chief Operating Officer and
Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

4.1
Amendment No. 4 to Securities Purchase Agreement and Registration Rights Agreement entered into by and between Generex Biotechnology Corporation and the Purchasers listed on the signature pages thereto

4.2	Form of AIR Debentures
4.3	Form of AIR Warrants
4.4	Form of New Additional AIRs